0© 2021 | Scaling a Global Fintech Leader E A R N I N G S C O N F E R E N C E C A L L Fourth Quarter and Fiscal Year 2021 EXHIBIT 99.2

1© 2021 | Forward-Looking statements This presentation and other written or oral statements made from time to time by representatives of Broadridge Financial Solutions, Inc. ("Broadridge" or the "Company") may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Statements that are not historical in nature, and which may be identified by the use of words such as “expects,” “assumes,” “projects,” “anticipates,” “estimates,” “we believe,” “could be,” and other words of similar meaning are forward-looking statements. In particular, information appearing in the “Fiscal Year 2022 Guidance” section and statements about our three-year objectives are forward-looking statements. These statements are based on management’s expectations and assumptions and are subject to risks and uncertainties that may cause actual results to differ materially from those expressed. These risks and uncertainties include those risk factors described and discussed in Part I, “Item 1A. Risk Factors” of the Annual Report on Form 10-K for the year ended June 30, 2021 (the “2021 Annual Report”), as they may be updated in any future reports filed with the Securities and Exchange Commission. All forward-looking statements speak only as of the date of this presentation and are expressly qualified in their entirety by reference to the factors discussed in the 2021 Annual Report. These risks include: • The potential impact and effects of the Covid-19 pandemic (“Covid-19”) on the business of Broadridge, Broadridge’s results of operations and financial performance, any measures Broadridge has and may take in response to Covid-19 and any expectations Broadridge may have with respect thereto; • The success of Broadridge in retaining and selling additional services to its existing clients and in obtaining new clients; • Broadridge’s reliance on a relatively small number of clients, the continued financial health of those clients, and the continued use by such clients of Broadridge’s services with favorable pricing terms; • A material security breach or cybersecurity attack affecting the information of Broadridge's clients; • Changes in laws and regulations affecting Broadridge’s clients or the services provided by Broadridge; • Declines in participation and activity in the securities markets; • The failure of Broadridge's key service providers to provide the anticipated levels of service; • A disaster or other significant slowdown or failure of Broadridge’s systems or error in the performance of Broadridge’s services; • Overall market and economic conditions and their impact on the securities markets; • Broadridge’s failure to keep pace with changes in technology and the demands of its clients; • Broadridge’s ability to attract and retain key personnel; • The impact of new acquisitions and divestitures; and • Competitive conditions. Broadridge disclaims any obligation to update or revise forward-looking statements that may be made to reflect events or circumstances that arise after the date made or to reflect the occurrence of unanticipated events, other than as required by law.

2© 2021 | Use of Non-GAAP financial measures and KPIs Use of Non-GAAP Financial Measures This presentation includes certain Non-GAAP financial measures including Adjusted Operating income, Adjusted Operating income margin, Adjusted Net earnings, Adjusted earnings per share (“EPS”), Adjusted EBITDA, EBITDAR, and Free cash flow. Please see the “Explanation of Non-GAAP Measures and Reconciliation of GAAP to Non-GAAP Measures” section of this presentation for more information on Broadridge’s use of Non-GAAP measures and reconciliations to GAAP measures. Key Performance Indicators Management focuses on a variety of key indicators to plan, measure and evaluate the Company’s business and financial performance. These performance indicators include Revenues and Recurring revenue, as well as Non-GAAP measures of Adjusted Operating income, Adjusted Net earnings, Adjusted EPS, Free cash flow, and Closed sales. In addition, management focuses on select operating metrics specific to Broadridge of Record Growth and Internal Trade Growth. Please refer to Item 7. Management’s Discussion and Analysis of Financial Condition of the 2021 Annual Report for a discussion of Revenues, Recurring revenue, Record Growth and Internal Trade Growth in the “Key Performance Indicators” section and the “Results of Operations” section for a description of Closed sales. Use of Material Contained Herein The information contained in this presentation is being provided for your convenience and information only. This information is accurate as of the date of its initial presentation. If you plan to use this information for any purpose, verification of its continued accuracy is your responsibility. Broadridge assumes no duty to update or revise the information contained in this presentation.

3© 2021 | Key messages Broadridge is executing against our strategic growth plan across Governance, Capital Markets, and Wealth & Investment Management and investing for growth Continued balanced capital allocation including internal investments, the acquisition of Itiviti, and capital returns. Our fifteenth consecutive annual dividend increase highlights commitment to long-term shareholder value Fiscal Year 2022 Guidance calls for another strong year with continued 12-15% Recurring revenue growth, expanding margins, and 11-15% Adjusted EPS growth Strong fiscal year 2021 results, including double digit Recurring revenue and EPS growth, driven by increased investor participation, demand for digital services, and mutualization 1 2 3 4

4© 2021 | We are extending our Governance franchise… $1.6B $1.7B $1.8B $1.9B FY'17 FY'18 FY'19 FY'20 FY'21 $2.1B 7% Continued double-digit growth in our higher-margin digital communications business 11% HIGHLIGHTS 1 2 3 4 5 Democratization of investing driving position growth which we expect will carry into FY’22 Demand for VSM pacing strong growth in Issuer Solutions Double-digit growth in Data & Intelligence products underscores increasing value for fund clients SRD II solution sales driving international growth Y-O-Y GROWTH FY’21 RECURRING REVENUE CAGR

5© 2021 | . . . growing our Capital Markets franchise. . . $517M $569M $591M $650M FY'17 FY'18 FY'19 FY'20 FY'21 $701M HIGHLIGHTS 1 2 3 New client onboardings highlights demand for technology and operational transformation . . . Strong start to Itiviti integration positions Broadridge to drive trading innovation Next gen network solutions including Digital Ledger Repo and LTX fixed income platform are gaining traction . . . and continued demand for best-in-class component solutions 4 3 8% 8% FY’21 RECURRING REVENUE Y-O-Y GROWTH CAGR

6© 2021 | $352M $389M $406M $524M FY'17 FY'18 FY'19 FY'20 FY'21 . . . and building our Wealth & Investment Management franchise $558M HIGHLIGHTS 1 2 3 New client onboardings highlight strong demand for component solutions Continuing to work in partnership with UBS on ongoing rollout. Signing of RBC as second client highlights power of digital transformation Growing Investment Management revenues Expanding digital solution suite and building partner network 4 6% FY’21 RECURRING REVENUE 12% Y-O-Y Growth CAGR

7© 2021 | Broadridge is well-positioned for growth Broadridge is well-positioned to deliver at the higher end of its three-year growth objectives Broadridge is executing on its growth strategy across Governance, Capital Markets and Wealth & Investment Management Fiscal Year 2022 guidance highlights strong Recurring revenue and Adjusted EPS outlook 1 2 3

8© 2021 | Summary financial performance 4Q’21 Inc./(Dec.) FY’21 Inc./(Dec.) Recurring revenues $1,065 15% $3,333 10% Total revenues 1,532 12% 4,994 10% Operating income 281 (6%) 679 9% Adjusted Operating income (Non-GAAP) 349 4% 902 13% Adjusted Operating income margin (Non-GAAP) 22.8% (180bps) 18.1% 60bps Diluted earnings per share $2.20 12% $4.65 18% Adjusted earnings per share (Non-GAAP) $2.19 2% $5.66 13% Closed sales $118 6% $242 2% $ in millions, except per share data SUMMARY FINANCIAL RESULTS 1. Information about our use of Non-GAAP measures may be found on slides 25-32 1

9© 2021 | Recurring revenue exceeded our 3-year growth objective Q4'20 Q4'21 RECURRING REVENUE GROWTH FY'18 FY'19 FY'20 FY'21 10% $930 $1,065 10% 6%6% $ in millions

10© 2021 | $137 $136 $89 $106 $90 $97 Q4'20 Q4'21 Regulatory Customer Comms. Data-Driven Fund Solutions Issuer $ in millions +20% (1%) +7% +27% ICS QUARTERLY RECURRING REVENUES ICS FISCAL YEAR RECURRING REVENUES YoY Growth ICS Fourth quarter and fiscal year 2021 Recurring revenues $300 $381 $573 $574 $157 $189 $339 $358 $792 $954 FY'20 FY'21 $719 $616 $1,862 $2,075 YoY Growth +20% +5% +21% 0% Note: Amounts may not sum due to rounding.

11© 2021 | $524 $558 $650 $701 FY'20 FY'21 $143 $145 $171 $201 4Q'20 4Q'21 Capital Markets Wealth & Investment Management +18% +1% GTO QUARTERLY RECURRING REVENUES GTO FISCAL YEAR RECURRING REVENUES YoY Growth $1,174 $1,258 $314 $346 GTO Fourth quarter and fiscal year 2021 Recurring revenues +8% +6% YoY Growth $ in millions Note: Amounts may not sum due to rounding.

12© 2021 | 7% 11% 7% 11% 16% 24% 20% 33% 1% 6% 0% 2% 6% 5% 7% 11% Q1'20 Q2'20 Q3'20 Q4'20 Q1'21 Q2'21 Q3'21 Q4'21 Equity MF/ETF EQUITY & MUTUAL FUND/ETF POSITION GROWTH Key volume drivers: position and trade volume growth (1)% (11)% 26% 22% 12% 24% 12% (1)%INTERNAL TRADE GROWTH (ITG) FY’20 FY’21 26% 10% 10% 2% ITG 12%9%

13© 2021 | $930 $1,065 Q4'20 Recurring Revenue Closed Sales Client Losses Internal Growth Acquisitions Q4'21 Recurring Revenue Fourth quarter 2021 Recurring revenue growth drivers FOURTH QUARTER 2021 RECURRING REVENUES GREW 15% TO $1.1B Note: Amounts may not sum due to rounding. +6 pts (2) pts +7 pts +3 pts 15% ICS $616M 7 pts (2) pts 12 pts 0 pts $719M GTO $314M 6 pts (2) pts (3) pts 9 pts $346M 11% ORGANIC GROWTH $ in millions Pts contribution to growth

14© 2021 | $51 $40 $31 $39 $68 $46 $45 $74 $73 Q4'19 Q1'20 Q2'20 Q3'20 Q4'20 Q1'21 Q2'21 Q3'21 Q4'21 Fourth quarter total revenue growth drivers QUARTERLY EVENT DRIVEN REVENUE $1,362 $1,532 Q4'20 Total Revenue Recurring Event-Driven Distribution FX Q4'21 Total Revenue +10 pts 0 pts +2 pts 1 pt 12% FOURTH QUARTER 2021 REVENUE DRIVERS $55M FY’15-FY’21 AVERAGE1 1. Average event-driven revenue per quarter FY’15 – FY’21. $ in millions Pts contribution to growth

15© 2021 | 13.8% 15.0% 13.8% 13.6% 18.4%21.9% Q4'20 Q4'21 Fourth quarter and fiscal year 2021 Operating and Adjusted Operating Income Margin 15.9% 17.1% 17.5% FY'18 FY'19 FY'20 FY'21 18.1% 24.6% 22.8% +80 bps +120 bps +40 bps +60 bps OPERATING INCOME MARGIN OPERATING INCOME MARGIN (GAAP) ADJUSTED OPERATING INCOME MARGIN (NON- GAAP)

16© 2021 | FY'20 FY'21 FY’21 closed sales exceeded guidance and our pipeline is strong FISCAL YEAR CLOSED SALES PERFORMANCE FY'18 FY'19 FY'20 FY'21 FY’21 SALES BACKLOG $242 $355 $400 $215 $233 $239 12% 12% % OF RECURRING REVENUE $ in millions

17© 2021 | DIVIDENDS PER SHARE M&A Client Investment Spend CapEx and Software Capital allocation 2 1. Includes Software Purchases and capitalized internal use software. 2. Net cash spent on new client conversions, including development of platform capabilities. 3. Acquisition of Itiviti closed on May 12, 2021 for $2.6B, net of cash acquired. Acquisition of AdvisorStream closed in June. 4. Capital returns to shareholder per share through Annual Dividend and total share repurchase net of option proceeds. Percentages represent increase from prior year. 5. Expected fiscal year 2022 dividend amount. 3 SELECT USES OF CASH FISCAL YEAR 2021 TOTAL CAPITAL RETURNS4 1 $298 $391 $578 $269 $248 FY'18 FY'19 FY'20 FY'21 FY'22 $1.46 $1.94 $2.16 $2.30 $2.56 11% 33% 11% 6% 11%$101 $2.6B $ in millions, except per share data, or as indicated in billions 5

18© 2021 | Fiscal Year 2022 Guidance FY’22 GUIDANCE Recurring revenue growth 12-15% Adjusted Operating Income Margin (Non-GAAP) ~19% Adjusted Earnings per Share Growth (Non-GAAP) 11-15% Closed sales $240-$280M

19© 2021 | Appendix

20© 2021 | Confidential and Proprietary | 2020 2021 YoY % Dollars in millions Q1 Q2 Q3 Q4 FY Q1 Q2 Q3 Q4 FY Growth Investor Communication Solutions ("ICS") Regulatory $120 $130 $241 $300 $792 $136 $147 $290 $381 $954 20% Data-driven fund solutions 79 82 89 90 339 82 89 90 97 358 5% Issuer 15 18 35 89 157 18 21 44 106 189 21% Customer communications 135 137 164 137 573 139 137 163 136 574 —% Total ICS recurring fee revenues $349 $368 $529 $616 $1,862 $375 $394 $586 $719 $2,075 11% Equity and other 18 15 22 25 80 18 21 40 45 125 57% Mutual Funds 23 16 17 43 98 27 24 33 28 113 15% Total Event-driven fee revenues $40 $31 $39 $68 $178 $46 $45 $74 $73 $237 33% Distribution 313 317 412 409 1,451 332 345 449 429 1,555 7% Total ICS Revenues $703 $716 $980 $1,093 $3,491 $753 $784 $1,109 $1,222 $3,868 11% Global Technology and Operations (“GTO”) Capital Markets $148 $162 $169 $171 $650 $165 $168 $167 $201 $701 8% Wealth and investment management 126 119 136 143 524 131 135 146 145 558 6% Total GTO recurring fee revenues $274 $281 $305 $314 $1,174 $296 $302 $314 $346 $1,258 7% Foreign Currency Exchange (28) (28) (36) (45) (136) (32) (31) (33) (36) (132) (3)% Total Revenues $949 $969 $1,250 $1,362 $4,529 $1,017 $1,055 $1,390 $1,532 $4,994 10% Revenues by type Recurring fee revenues $623 $648 $835 $930 $3,036 $671 $696 $900 $1,065 $3,333 10% Event-driven fee revenues 40 31 39 68 178 46 45 74 73 237 33% Distribution revenues 313 317 412 409 1,451 332 345 449 429 1,555 7% Foreign currency exchange (28) (28) (36) (45) (136) (32) (31) (33) (36) (132) (3)% Total Revenues $949 $969 $1,250 $1,362 $4,529 $1,017 $1,055 $1,390 $1,532 $4,994 10% Supplemental Reporting Detail ‒ Product Line Reporting (Unaudited) In the second quarter of fiscal year 2021, the Company recast its disaggregated revenue by product line disclosures to reflect internal realignment of the Company’s revenue reporting. Prior period amounts have been recast to conform to the current period presentation.

21© 2021 | $3,036 $3,333 FY'20 Recurring Revenue Closed Sales Client Losses Internal Growth Acquisitions FY'21 Recurring Revenue $576M $1,211M $623 FISCAL YEAR 2021 RECURRING REVENUES GREW 10% TO $3.3B Note: Amounts may not sum due to rounding. +6 pts (2) pts +3 pts +2 pts 10% $ in millions Pts contribution to growth ICS $1,862M 7 pts (2) pts 5 pts 1 pt $2,075M GTO $1,174M 6 pts (2) pts 0 pts 3 pts $1,258M 8% ORGANIC GROWTH Fiscal year 2021 Recurring revenue growth drivers

22© 2021 | Fiscal year 2021 Total revenue drivers $4,529 $4,994 FY'20 Total Revenue Recurring Event-Driven Distribution FX FY'21 Total Revenue FISCAL YEAR 2021 REVENUE DRIVERS +7 pts +1 pt +2 pts 0 pts 10% $ in millions Pts contribution to growth

23© 2021 | $173 $199 $219 $244 $178 $237 FY'15 FY'16 FY'17 FY'18 FY'19 FY'20 FY'21 $219M FY’15-FY’21 AVERAGE FISCAL YEAR 2021 EVENT-DRIVEN REVENUE Fiscal year 2021 Event-driven revenue $ in millions $284

24© 2021 | Explanation of Non-GAAP Measures and Reconciliation of GAAP to Non-GAAP Measures

25© 2021 | Non-GAAP measures Explanation and Reconciliation of the Company’s Use of Non-GAAP Financial Measures The Company’s results in this presentation are presented in accordance with U.S. generally accepted accounting principles ("GAAP") except where otherwise noted. In certain circumstances, results have been presented that are not generally accepted accounting principles measures (“Non-GAAP”). These Non-GAAP measures are Adjusted Operating income, Adjusted Operating income margin, Adjusted Net earnings, Adjusted earnings per share, Adjusted EBITDA, EBITDAR, and Free cash flow. These Non-GAAP financial measures should be viewed in addition to, and not as a substitute for, the Company’s reported results. The Company believes our Non-GAAP financial measures help investors understand how management plans, measures and evaluates the Company’s business performance. Management believes that Non-GAAP measures provide consistency in its financial reporting and facilitates investors’ understanding of the Company’s operating results and trends by providing an additional basis for comparison. Management uses these Non-GAAP financial measures to, among other things, evaluate our ongoing operations, for internal planning and forecasting purposes and in the calculation of performance-based compensation. In addition, and as a consequence of the importance of these Non-GAAP financial measures in managing our business, the Company’s Compensation Committee of the Board of Directors incorporates Non-GAAP financial measures in the evaluation process for determining management compensation. Reconciliations of fiscal year 2021 Non-GAAP measures to the most directly comparable financial measures presented in accordance with GAAP can be found in the tables that are part of this presentation. For purposes of discussing the projected impact of the Itiviti acquisition, certain forecasted results are included. A reconciliation of Non-GAAP forward-looking information to the corresponding GAAP measures cannot be provided without unreasonable efforts due to the inherent difficulty in quantifying certain amounts due to a variety of factors, including the unpredictability in the movement in foreign currency rates, Broadridge’s effective tax rate as well as expenses related to the acquisition. Adjusted Operating Income, Adjusted Operating Income Margin, Adjusted Net Earnings, Adjusted Earnings Per Share, Adjusted EBITDA and EBITDAR These Non-GAAP measures reflect Operating income, Operating income margin, Net earnings, and Diluted earnings per share, as adjusted to exclude the impact of certain costs, expenses, gains and losses and other specified items that management believes are not indicative of our ongoing operating performance. Depending on the period presented, these adjusted measures exclude the impact of: (i) Amortization of Acquired Intangibles and Purchased Intellectual Property, (ii) Acquisition and Integration Costs, (iii) IBM Private Cloud Charges, (iv) Real Estate Realignment and Covid-19 Related Expenses, (v) Investment Gain, (vi) Software Charge (vii) Gain on Acquisition-Related Financial Instrument and (viii) Gain on Sale of a Joint Venture Investment. Amortization of Acquired Intangibles and Purchased Intellectual Property represents non-cash amortization expenses associated with the Company's acquisition activities. Acquisition and Integration Costs represent certain transaction and integration costs associated with the Company’s acquisition activities. IBM Private Cloud Charges represent a charge on the hardware assets transferred to IBM and other charges related to the IBM Private Cloud Agreement. Real Estate Realignment and Covid-19 Related Expenses represent costs associated with the Company’s real estate realignment initiative, including lease exit and impairment charges and other facility exit costs, as well as certain expenses associated with the Covid-19 pandemic. Investment Gain represents a non-operating, non-cash gain on a privately held investment. Software Charge represents a charge related to an internal use software product that is no longer expected to be used. Gain on Acquisition-Related Financial Instrument represents a non-operating gain on a financial instrument designed to minimize the Company's foreign exchange risk associated with the acquisition of Itiviti, as well as certain other non-operating financing costs associated with the acquisition of Itiviti. Gain on Sale of a Joint Venture Investment represents a non-operating, cash gain on the sale of one of the Company’s joint venture investments.

26© 2021 | Non-GAAP measures Adjusted EBITDA reflects Net earnings before interest, taxes, other non-operating (income)/expenses net, depreciation, amortization, Acquisition and Integration Costs, Real Estate Realignment and Covid-19 Related Expenses and Software Charge. EBITDAR reflects Adjusted EBITDA before operating lease cost. Our management uses Adjusted EBITDA and EBITDAR to better understand the Company’s pre-tax cash flow, adjusted for the impact of leverage. We exclude Acquisition and Integration Costs, IBM Private Cloud Charges, Real Estate Realignment and Covid-19 Related Expenses, the Investment Gain, the Software Charge, Gain on Acquisition-Related Financial Instrument, and the Gain on Sale of a Joint Venture Investment from our Adjusted Operating Income (as applicable), as well as other adjusted earnings measures, because excluding such information provides us with an understanding of the results from the primary operations of our business and enhances comparability across fiscal reporting periods, as these items are not reflective of our underlying operations or performance. We also exclude the impact of Amortization of Acquired Intangibles and Purchased Intellectual Property, as these non-cash amounts are significantly impacted by the timing and size of individual acquisitions and do not factor into the Company's capital allocation decisions, management compensation metrics or multi-year objectives. Furthermore, management believes that this adjustment enables better comparison of our results as Amortization of Acquired Intangibles and Purchased Intellectual Property will not recur in future periods once such intangible assets have been fully amortized. Although we exclude Amortization of Acquired Intangibles and Purchased Intellectual Property from our adjusted earnings measures, our management believes that it is important for investors to understand that these intangible assets contribute to revenue generation. Amortization of intangible assets that relate to past acquisitions will recur in future periods until such intangible assets have been fully amortized. Any future acquisitions may result in the amortization of additional intangible assets. Free Cash Flow In addition to the Non-GAAP financial measures discussed above, we provide Free cash flow information because we consider Free cash flow to be a liquidity measure that provides useful information to management and investors about the amount of cash generated that could be used for dividends, share repurchases, strategic acquisitions, other investments, as well as debt servicing. Free cash flow is a Non-GAAP financial measure and is defined by the Company as Net cash flows provided by operating activities plus Proceeds from asset sales, less Capital expenditures as well as Software purchases and capitalized internal use software. Reconciliations of such Non-GAAP measures to the most directly comparable financial measures presented in accordance with GAAP can be found in the tables that are part of this presentation.

27© 2021 | Confidential and Proprietary | (Unaudited) Reconciliation of GAAP to Non-GAAP Measures Note: Amounts may not sum due to rounding. 3 Months Ended June 30 Fiscal Year Ended June 30 Dollars in millions 2021 2020 2021 2020 Operating income (GAAP) $281.4 $298.8 $678.7 $624.9 Adjustments: Amortization of acquired intangibles and purchased intellectual property 56.8 32.0 153.7 122.9 Acquisition and integration costs 6.5 3.5 18.1 12.5 IBM private cloud charges — (1.6) — 32.0 Real estate realignment and Covid-19 related expenses 4.2 2.4 45.3 2.4 Software charge — — 6.0 — Adjusted operating income (Non-GAAP): $349.1 $335.2 $901.8 $794.8 Operating income margin (GAAP) 18.4% 21.9% 13.6% 13.8% Adjusted operating income margin (Non-GAAP) 22.8% 24.6% 18.1% 17.5%

28© 2021 | Confidential and Proprietary | Reconciliation of GAAP to Non-GAAP Measures Note: Amounts may not sum due to rounding. Year ended June 30, Dollars in millions 2021 2020 2019 2018 Operating Income (GAAP) $678.7 $624.9 $652.7 $598.1 Adjustments: Amortization of acquired intangibles and purchased intellectual property 153.7 122.9 87.4 81.4 Acquisition and integration costs 18.1 12.5 6.4 8.8 IBM private cloud charges — 32.0 — — Real estate realignment and Covid-19 related expenses 45.3 2.4 — — Software charge 6.0 — — — Adjusted operating income (Non-GAAP) $901.8 $794.8 $746.5 $688.2 Operating income margin (GAAP) 13.6% 13.8% 15.0% 13.8% Adjusted operating income margin (Non-GAAP) 18.1% 17.5% 17.1% 15.9% (Unaudited)

29© 2021 | Confidential and Proprietary | Reconciliation of GAAP to Non-GAAP Measures (a) Calculated using the GAAP effective tax rate, adjusted to exclude $2.4 million and $16.9 million of excess tax benefits associated with stock-based compensation for the three months and fiscal year ended June 30, 2021, respectively, and $5.8 million and $15.6 million of excess tax benefits associated with stock-based compensation for the three months and fiscal year ended June 30, 2020, respectively. The tax impact of adjustments also excludes approximately $2.1 million and $10.6 million of Acquisition and Integration Costs for the three months and fiscal year ended June 30, 2021, which are not tax-deductible. Note: Amounts may not sum due to rounding. 3 Months Ended June 30 Fiscal Year Ended June 30 Dollars in millions 2021 2020 2021 2020 Net earnings (GAAP) $260.4 $229.7 $547.5 $462.5 Adjustments: Amortization of acquired intangibles and purchased intellectual property 56.8 32.0 153.7 122.9 Acquisition and integration costs 6.5 3.5 18.1 12.5 IBM private cloud charges — (1.6) — 32.0 Real estate realignment and Covid-19 related expenses 4.2 2.4 45.3 2.4 Software charge — — 6.0 — Investment gain — — (8.7) — Gain on acquisition-related financial instrument (71.7) — (62.1) — Gain on sale of a joint venture investment — (6.5) — (6.5) Subtotal of adjustments (4.1) 29.9 152.2 163.4 Taxable impact of adjustments (a) 1.8 (8.4) (33.2) (37.4) Adjusted net earnings (Non-GAAP) $258.2 $251.2 $666.5 $588.5 (Unaudited)

30© 2021 | Confidential and Proprietary | 3 Months Ended June 30 Fiscal Year Ended June 30 Dollars in millions, except per share amounts 2021 2020 2021 2020 Diluted earnings per share (GAAP) $2.20 $1.97 $4.65 $3.95 Adjustments: Amortization of acquired intangibles and purchased intellectual property 0.48 0.27 1.30 1.05 Acquisition and integration costs 0.06 0.03 0.15 0.11 IBM private cloud charges — (0.01) — 0.27 Real estate realignment and Covid-19 related expenses 0.04 0.02 0.38 0.02 Software charge — — 0.05 — Investment gain — — (0.07) — Gain on acquisition-related financial instrument (0.61) — (0.53) — Gain on sale of a joint venture investment — (0.06) — (0.06) Subtotal of adjustments (0.03) 0.26 1.29 1.40 Taxable impact of adjustments (a) 0.02 (0.07) (0.28) (0.32) Adjusted earnings per share (Non-GAAP) $2.19 $2.15 $5.66 $5.03 (a) Calculated using the GAAP effective tax rate, adjusted to exclude $2.4 million and $16.9 million of excess tax benefits associated with stock-based compensation for the three months and fiscal year ended June 30, 2021, respectively, and $5.8 million and $15.6 million of excess tax benefits associated with stock-based compensation for the three months and fiscal year ended June 30, 2020, respectively. The tax impact of adjustments also excludes approximately $2.1 million and $10.6 million of Acquisition and Integration Costs for the three months and fiscal year ended June 30, 2021, which are not tax-deductible. For purposes of calculating the Adjusted earnings per share, the same adjustments were made on a per share basis. Note: Amounts may not sum due to rounding. Fiscal Year Ended June 30 Dollars in millions, except per share amounts 2021 2020 Net cash flows provided by operating activities (GAAP) $640.1 $598.2 Capital expenditures and software purchases and capitalized internal use software (100.7) (98.7) Proceeds from asset sales 18.0 — Free cash flow (Non-GAAP) $557.3 $499.5 Reconciliation of GAAP to Non-GAAP Measures (Unaudited)

31© 2021 | Confidential and Proprietary | Fiscal Year Ended June 30 Dollars in millions 2021 Net earnings (GAAP) $547.5 Provision for income taxes 148.7 Earnings before income taxes (GAAP) 696.2 Interest expense, net 55.2 Other non-operating income/expense, net (72.7) Operating income (GAAP) 678.7 Non-GAAP adjustments Depreciation and amortization 67.4 Amortization of acquired intangibles 153.7 Amortization of other assets 113.6 Acquisition and integrations costs 18.1 Real estate realignment / Covid-19 related 45.3 Software charge 6.0 Adjusted EBITDA (Non-GAAP) $1,082.7 Operating lease cost (a) 40.7 EBITDAR (Non-GAAP) $1,123.4 Reconciliation of GAAP to Non-GAAP Measures (a) Excludes portion of operating lease cost included in “Real estate realignment / Covid-19 related” adjustment Note: Amounts may not sum due to rounding. (Unaudited)

32© 2021 | Confidential and Proprietary | Fiscal Year Ended June 30 Dollars in millions 2021 Net earnings (GAAP) (a) $547.5 Pro forma net earnings $514.9 Combined provision for income taxes (b) 135.7 Pro forma earnings before income taxes 650.6 Interest expense, net (b) 87.9 Other non-operating income/expense, net (b) (69.3) Pro forma operating income 669.3 Non-GAAP adjustments Depreciation and amortization (b) 70.5 Amortization of acquired intangibles (b) 269.9 Amortization of other assets (b) 113.6 Acquisition and integrations costs (c) 18.1 Real estate realignment / Covid-19 related (c) 45.3 Software charge (c) 6.0 Pro forma adjusted EBITDA (Non-GAAP) $1,192.6 Operating lease cost (b) 44.0 Pro forma EBITDAR (Non-GAAP) $1,236.7 Leverage ratio (d) 3.5x Combined Entity Proforma Reconciliation Fiscal Year 2021 The purpose of this reconciliation is to calculate certain non-GAAP measures of Broadridge’s historical financial performance on a combined company basis to include full fiscal year 2021 results for Itiviti which was acquired by Broadridge during the fourth fiscal quarter of 2021. This reconciliation is presented for illustrative purposes only and does not reflect the actual combined financial results of Broadridge and Itiviti were they to have operated as a combined entity for the full fiscal year 2021, nor is this reconciliation necessarily indicative of Broadridge’s future results of operations. This unaudited adjusted combined financial information is not prepared in accordance with Article 11 of SEC Regulation S-X, and the preparation of information in accordance with Article 11 would result in a significantly different presentation. Note: Amounts may not sum due to rounding. (a) Represents Broadridge’s FY’21 Net Earnings (b) Includes combined Broadridge and Itiviti Pro Forma adjustments (c) Broadridge only Non-GAAP adjustments (d) Leverage is defined as total debt plus present value of operating lease liabilities plus total SERP/SORP benefit obligation, over trailing 12 months EBITDAR (Unaudited)

33© 2021 | W. Edings Thibault Tel: 516-472-5129 Email: Edings.Thibault@Broadridge.com Broadridge Investor Relations Contacts